Securities and Exchange Commission
                     Washington, DC  20549

                            FORM 8K-A

       FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
           PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                SECURITIES EXCHANGE ACT OF 1934

                           HUDSON VENTURES, INC.
          (Exact Name of registrant as Specified in its Charter)

NEVADA                                          86-1066675
(State of Incorporation or Organization)    (IRS  Employee
                                            Identification No.)

 444 EAST COLUMBIA STREET, NEW WESTMINSTER, BC, CANADA V3L 3W5_
(Address of principal Executive Offices)               (Zip Code)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c) check the following box.

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) check the following box. x

     Securities Act registration statement file number to which this form relates: 333-98895.

     Securities to be registered pursuant to Section 12(b) of the Act:

     None

     Securities to be registered pursuant to Section 12(g) of the Act:


                                          Common Stock ($0.001 par value)
(Title of Class)


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         INFORMATION REQUIRED IN REGISTRATION STATEMENT



ITEM 1.  Description of Registrant=s Securities to be Registered.

     Furnish the information required by Item 202 of Regulation S-K or Item 202 of Regulation S-B.


(This description is contained in Registrant's Registration Statement on Form SB-2 as declared effective by the Securities and Exchange Commission on September 15,2003 [SEC File Number 333-98895].)


ITEM 2.  Exhibits.

     List below all exhibits filed as part of the registration statement.

(These exhibits are contained in Registrant's Registration Statement on Form SB-2 as declared effective by the Securities and Exchange Commission on September 15, 2003 [SEC File Number 333-98895].)


                           SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        Hudson Ventures, Inc.
                                              (Registrant)

/S/ Dana Neill Upton                      Date:     September 17, 2003
By:  Dana Neill Upton, President





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